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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 29, 2009


                                PVF Capital Corp.
             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Ohio                         0-24948                 34-1659805
----------------------------      -----------------------    -------------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                     30000 Aurora Road, Solon, Ohio        44139
               -----------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF
              ------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

         (b) On January 29, 2009, Richard M. Osborne resigned as a director of the Company and the Bank. Also on January 29, 2009, John R. Male, Chief Executive Officer of the Company and the Bank, resigned as Chairman of the Boards of the Company and the Bank.

         (d) On January 29, 2009, Mark D. Grossi was elected to the Boards of Directors of the Company and the Bank, filling the vacancies created by the resignation of Mr. Osborne. Mr. Grossi will serve as Chairman of the Company's and the Bank's Boards of Directors.

         (e) John R. Male entered into a Letter Agreement, dated January 29, 2009, with the Company and the Bank pursuant to which, among other things, Mr. Male (i) will resign as Chairman of the Boards of the Company and the Bank, effective immediately, while continuing to serve as a member of the Company's and the Bank's Boards of Directors, and (ii) will resign as Chief Executive Officer of the Company and the Bank, effective upon the earlier of (a) March 31, 2009 or (b) the date on which the Boards of Directors of the Company and the Bank appoint a successor Chief Executive Officer of the Company and the Bank. Upon Mr. Male's resignation, he will be appointed President of the Company's wholly owned subsidiary, PVF Service Corporation. The Letter Agreement also provides that Mr. Male agrees not to exercise the right to terminate his employment for "good reason" under his severance agreement on account of the changes to his employment duties and responsibilities.

         For more information, reference is made to the Company's press release dated January 29, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     The following exhibit is filed herewith:

        Exhibit 99.1      Press Release dated January 29, 2009


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PVF CAPITAL CORP.


Dated: February 4, 2009                    By: /s/ Jeffrey N. Male
                                               --------------------------------
                                               Jeffrey N. Male
                                               Vice President and Secretary